UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

AADI BIOSCIENCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38560	61-1547850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17383 Sunset Boulevard, Suite A250 Pacific Palisades, California	90272
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (424) 744-8055

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AADI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 22, 2022, Aadi Bioscience, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) for a private placement (the “Private Placement”) with certain qualified institutional buyers, institutional accredited investors and certain executive officers and senior management (each, a “Purchaser” and collectively, the “Purchasers”). Pursuant to the Purchase Agreement, the Company agreed to sell to the Purchasers (i) 3,373,526 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $12.50 per Share, and (ii) 2,426,493 pre-funded warrants (the “Pre-Funded Warrants”) to purchase Common Stock (the “Warrant Shares” and together with the Shares and the Pre-Funded Warrants, the “Securities”), at a purchase price of $12.4999 per Pre-Funded Warrant. The Pre-Funded Warrants will have an exercise price of $0.0001 per share of Common Stock, be immediately exercisable and remain exercisable until exercised in full. The holders of Pre-Funded Warrants may not exercise a Pre-Funded Warrant if the holder, together with its affiliates, would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. The holders of Pre-Funded Warrants may increase or decrease such percentages not in excess of 19.99% by providing at least 61 days’ prior notice to the Company.

The Private Placement is expected to close on September 26, 2022, subject to the satisfaction of customary closing conditions. The gross proceeds of the Private Placement are expected to be approximately $72.5 million, before deducting offering expenses payable by the Company. The Company intends to use the net proceeds from the Private Placement to fund working capital and other general corporate purposes.

Certain executive officers and senior management of the Company participated in the Private Placement, purchasing approximately $750,000 of Securities in the aggregate. The participation of these executive officers in the Private Placement was disclosed to, and approved by, the Board of Directors of the Company (the “Board”) and the audit committee of the Board.

The foregoing description of the Purchase Agreement and the Pre-Funded Warrants does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement and the form of the Pre-Funded Warrant, which are attached hereto as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Registration Rights

In connection with the Private Placement, the Company and the Purchasers entered into a Registration Rights Agreement, dated September 22, 2022 (the “Registration Rights Agreement”), providing for the registration for resale of the Securities (including the Warrant Shares) that are not then registered on an effective registration statement, pursuant to a registration statement (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to October 22, 2022 (the “Filing Date”). The Company has agreed to use its best efforts to cause the Registration Statement to be declared effective as soon as possible, but in no event later than 60 days after the closing of the Private Placement (or 90 days in the event of a full review of the Registration Statement by the SEC) (the “Effectiveness Date”), and to keep the Registration Statement continuously effective from the date on which the SEC declares the Registration Statement to be effective until such date that all Registrable Securities (as such term is defined in the Registration Rights Agreement) covered by the Registration Statement have been sold pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) or under Rule 144 as promulgated by the SEC under the Securities Act, or otherwise shall have ceased to be Registrable Securities.

The Company has granted the Purchasers customary indemnification rights in connection with the Registration Rights Agreement. The Purchasers have also granted the Company customary indemnification rights in connection with the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference into this Item 1.01.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above under Item 1.01 is hereby incorporated by reference in response to this Item 3.02 of this Current Report on Form 8-K.

The Company will sell the securities to “accredited investors,” as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act and corresponding provisions of state securities or “blue sky” laws. The Investors represented that they are acquiring the securities for investment only and not with a view towards the resale or distribution thereof in violation of the Securities Act. Accordingly, the securities have not been registered under the Securities Act and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities laws.

Neither this Current Report on Form 8-K, nor any exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the Securities described herein.

Item 7.01.	Regulation FD Disclosure.

On September 22, 2022, the Company issued a press release announcing the Private Placement and providing an update on its cash runway. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

This report contains certain forward-looking statements regarding the business of the Company that are not a description of historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements regarding the use of proceeds of the offering; the completion of the offering; the Company’s plans and potential for success relating to commercializing FYARRO; the clinical results and timing of additional clinical trials, including the registration-directed trial in patients harboring TSC1 or TSC2 inactivating alterations; the timing and likelihood of regulatory filings and approvals of FYARRO; and the sufficiency of the Company’s existing capital resources and the expected timeframe to fund its future operating expenses and capital expenditure requirements. Actual results could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, those associated with market conditions; satisfaction of customary closing conditions in the Private Placement; the ability to successfully commercialize FYARRO; risks related to reimbursement and pricing of FYARRO; uncertainties associated with the clinical development and regulatory approval of FYARRO in additional indications, including potential delays in the commencement, enrollment and completion of clinical trials for additional indications; the risk that unforeseen adverse reactions or side effects may occur in the course of commercializing, developing and testing FYARRO; risks associated with the failure to realize any value from FYARRO in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and risks related to the Company’s estimates regarding future expenses, capital requirements and need for additional financing.

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, including under the caption “Item 1. Risk Factors” and in the Company’s subsequent Quarterly Reports on Form 10-Q filed on May 12, 2022 and August 10, 2022, and elsewhere in the Company’s reports and other documents that the Company has filed, or will file, with the SEC from time to time that are available at www.sec.gov.

You are cautioned not to place undue reliance on forward-looking statements which are current only as of the date hereof. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant

10.1	Form of Securities Purchase Agreement, dated September 22, 2022, by and among the Company and the Purchasers

10.2	Form of Registration Rights Agreement, dated September 22, 2022, by and among the Company and the Purchasers

99.1	Press release issued by the Company on September 22, 2022, furnished herewith.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2022	Aadi Bioscience, Inc.

	By:	/s/ Neil Desai, Ph.D.
Neil Desai, Ph.D.
President and Chief Executive Officer